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                                                                    EXHIBIT 10.8


                                    INDENTURE

                                      among

                                LEAR CORPORATION,

                                   as Issuer,

                 THE GUARANTORS PARTY HERETO FROM TIME TO TIME,

                                 as Guarantors,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                    $600,000,000 7.96% Senior Notes due 2005

                    $800,000,000 8.11% Senior Notes due 2009



                            Dated as of May 15, 1999

================================================================================

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

ARTICLE I

         DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................1
         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02.  Incorporation by Reference of Trust Indenture Act........................................11
         SECTION 1.03.  Rules of Construction....................................................................11

ARTICLE II

         THE NOTES...............................................................................................12
         SECTION 2.01.  Form and Dating..........................................................................12
         SECTION 2.02.  Restrictive Legends......................................................................14
         SECTION 2.03.  Execution and Authentication.............................................................16
         SECTION 2.04.  Registrar and Paying Agent...............................................................17
         SECTION 2.05.  Paying Agent to Hold Assets in Trust.....................................................18
         SECTION 2.06.  Holder Lists.............................................................................18
         SECTION 2.07.  General Provisions Relating to Transfer and Exchange.....................................18
         SECTION 2.08.  Book-Entry Provisions for Global Notes...................................................20
         SECTION 2.09.  Special Transfer Provisions..............................................................21
         SECTION 2.10.  Replacement Notes........................................................................26
         SECTION 2.11.  Outstanding Notes........................................................................26
         SECTION 2.12.  Treasury Notes...........................................................................26
         SECTION 2.13.  Temporary Notes..........................................................................27
         SECTION 2.14.  Cancellation.............................................................................27
         SECTION 2.15.  CUSIP Numbers............................................................................27
         SECTION 2.16.  Defaulted Interest.......................................................................27
         SECTION 2.17.  Special Record Dates.....................................................................28

ARTICLE III

         REDEMPTION..............................................................................................28
         SECTION 3.01.  Notices to Trustee.......................................................................28
         SECTION 3.02.  Selection of Notes to Be Redeemed........................................................28
         SECTION 3.03.  Notice of Redemption.....................................................................29
         SECTION 3.04.  Effect of Notice of Redemption...........................................................29
         SECTION 3.05.  Deposit of Redemption Price..............................................................30
         SECTION 3.06.  Notes Redeemed in Part...................................................................30

         SECTION 3.07.  Optional Redemption......................................................................30

ARTICLE IV

         COVENANTS...............................................................................................32
         SECTION 4.01.  Payment of Notes.........................................................................32
         SECTION 4.02.  Maintenance of Office or Agency..........................................................32
         SECTION 4.03.  Reports..................................................................................33
         SECTION 4.04.  Compliance Certificate...................................................................33
         SECTION 4.05.  Taxes....................................................................................33
         SECTION 4.06.  Corporate Existence......................................................................33
         SECTION 4.07.  Limitation on Liens......................................................................34
         SECTION 4.08.  Limitation on Sale and Lease-Back Transactions...........................................34

ARTICLE V

         MERGER, ETC.............................................................................................35
         SECTION 5.01.  When Company May Merge, etc..............................................................35
         SECTION 5.02.  Successor Corporation Substituted........................................................36

ARTICLE VI

         DEFAULTS AND REMEDIES...................................................................................36
         SECTION 6.01.  Events of Default........................................................................36
         SECTION 6.02.  Acceleration.............................................................................38
         SECTION 6.03.  Other Remedies...........................................................................38
         SECTION 6.04.  Waiver of Past Defaults..................................................................38
         SECTION 6.05.  Control by Majority......................................................................39
         SECTION 6.06.  Limitation on Suits......................................................................39
         SECTION 6.07.  Rights of Holders To Receive Payment.....................................................40
         SECTION 6.08.  Collection Suit by Trustee...............................................................40
         SECTION 6.09.  Trustee May File Proofs of Claim.........................................................40
         SECTION 6.10.  Priorities...............................................................................41
         SECTION 6.11.  Undertaking for Costs....................................................................41
         SECTION 6.12.  Stay, Extension and Usury Laws...........................................................41

ARTICLE VII

         TRUSTEE.................................................................................................42
         SECTION 7.01.  Duties of Trustee........................................................................42
         SECTION 7.02.  Rights of Trustee........................................................................43
         SECTION 7.03.  Individual Rights of Trustee.............................................................44
         SECTION 7.04.  Money Held in Trust......................................................................44


         SECTION 7.05.  Trustee's Disclaimer.....................................................................44
         SECTION 7.06.  Notice of Defaults.......................................................................45
         SECTION 7.07.  Reports by Trustee to Holders............................................................45
         SECTION 7.08.  Compensation and Indemnity...............................................................45
         SECTION 7.09.  Replacement of Trustee...................................................................46
         SECTION 7.10.  Successor Trustee by Merger, Etc.........................................................48
         SECTION 7.11.  Eligibility; Disqualification............................................................48
         SECTION 7.12.  Preferential Collection of Claims Against the Company....................................48

ARTICLE VIII

         DISCHARGE OF INDENTURE..................................................................................48
         SECTION 8.01.  Satisfaction and Discharge of Indenture..................................................48
         SECTION 8.02.  Application of Trust Funds; Indemnification..............................................49
         SECTION 8.03.  Legal Defeasance.........................................................................50
         SECTION 8.04.  Covenant Defeasance......................................................................51
         SECTION 8.05.  Repayment to Company.....................................................................53

ARTICLE IX

         AMENDMENTS, SUPPLEMENTS AND WAIVERS.....................................................................53
         SECTION 9.01.  Without Consent of Holders...............................................................53
         SECTION 9.02.  With Consent of Holders..................................................................54
         SECTION 9.03.  Compliance with Trust Indenture Act......................................................55
         SECTION 9.04.  Revocation and Effect of Consents........................................................55
         SECTION 9.05.  Notation on or Exchange of Notes.........................................................55
         SECTION 9.06.  Trustee to Sign Amendment, ..............................................................56

ARTICLE X

         GUARANTEES..............................................................................................56
         SECTION 10.01.  Guarantees..............................................................................56
         SECTION 10.02.  Obligations of Guarantors Unconditional.................................................58
         SECTION 10.03.  Limitation on Guarantors' Liability.....................................................58
         SECTION 10.04.  Releases of Guarantees..................................................................59
         SECTION 10.05.  Application of Certain Terms and Provisions to Guarantors...............................59
         SECTION 10.06.  Additional Guarantors...................................................................60

ARTICLE XI

         MISCELLANEOUS...........................................................................................60
         SECTION 11.01.  Trust Indenture Act Controls............................................................60
         SECTION 11.02.  Notices.................................................................................60


                                       iv

         SECTION 11.03.  Communication by Holders with Other Holders.............................................62
         SECTION 11.04.  Certificate and Opinion as to Conditions Precedent......................................62
         SECTION 11.05.  Statements Required in Certificate or Opinion...........................................62
         SECTION 11.06.  Rules by Trustee and Agents.............................................................63
         SECTION 11.07.  Legal Holidays..........................................................................63
         SECTION 11.08.  Duplicate Originals.....................................................................63
         SECTION 11.09.  Governing Law...........................................................................63
         SECTION 11.10.  No Adverse Interpretation of Other Agreements...........................................63
         SECTION 11.11.  Successors..............................................................................63
         SECTION 11.12.  Severability............................................................................63
         SECTION 11.13.  Counterpart Originals...................................................................64


EXHIBIT A:        Form of 2005 Note.............................................................................A-1
EXHIBIT B:        Form of 2009 Note ............................................................................B-1
EXHIBIT C:        Form Certificate to be Delivered By Holder in Connection with with Exchanging Regulation S Temporary Global Notes for
                  Regulation S Permanent Global Notes...........................................................C-1
EXHIBIT D:        Form of Certificate to be Delivered By Transferee in Connection with
                  Transfers to Institutional Accredited Investors Which Are Not
                  Qualified Institutional Buyers................................................................D-1
EXHIBIT E:        Form of Certificate to be Delivered By Transferor in Connection with
                  Transfers Pursuant to Regulation S............................................................E-1


                             CROSS-REFERENCE TABLE*

Trust Indenture                                                                                           Indenture
Act Section                                                                                                 Section
-----------                                                                                                 -------
310(a)(1)......................................................................................................7.10
   (a)(2)......................................................................................................7.10
   (a)(3).......................................................................................................n/a
   (a)(4).......................................................................................................n/a
   (a)(5)......................................................................................................7.10
   (b)...................................................................................................7.03; 7.10
   (c)..........................................................................................................n/a

311(a).........................................................................................................7.11
   (b).........................................................................................................7.11
   (c)..........................................................................................................n/a

312(a).........................................................................................................2.06
   (b)........................................................................................................11.03
   (c)........................................................................................................11.03

313(a).........................................................................................................7.06
   (b)(1).......................................................................................................n/a
   (b)(2)................................................................................................7.06; 7.07
   (c)..................................................................................................7.06; 11.02
   (d).........................................................................................................7.06

314(a)(1),(2),(3).......................................................................................4.03; 11.05
   (a)(4)......................................................................................................4.04
   (b)..........................................................................................................n/a
   (c)(1).....................................................................................................11.04
   (c)(2).....................................................................................................11.04
   (c)(3).......................................................................................................n/a
   (d)..........................................................................................................n/a
   (e)........................................................................................................11.05
   (f)..........................................................................................................n/a

315(a)......................................................................................................7.01(b)
   (b)..................................................................................................7.05; 11.02
   (c)......................................................................................................7.01(a)
   (d)......................................................................................................7.01(c)
   (e).........................................................................................................6.11


316(a)(last sentence)..........................................................................................2.12
   (a)(1)(A)...................................................................................................6.05
   (a)(1)(B)...................................................................................................6.04
   (a)(2).......................................................................................................n/a
   (b).........................................................................................................6.07
   (c).........................................................................................................9.04

317(a)(1)......................................................................................................6.08
   (a)(2)......................................................................................................6.09
   (b).........................................................................................................2.04

318(a)........................................................................................................11.01
   (b)..........................................................................................................n/a
   (c)........................................................................................................11.01

--------------------------------
"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         Indenture, dated as of May 15, 1999, among Lear Corporation, a Delaware corporation (the "Company"), as issuer, the companies listed on the signature pages hereto that are subsidiaries of the Company (the "Guarantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                   RECITALS OF THE COMPANY AND THE GUARANTORS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 7.96% Senior Notes due 2005 (the "2005 Notes") and its 8.11% Senior Notes due 2009 (the "2009 Notes", together with the 2005 Notes, the "Initial Notes"), and, if and when issued in exchange for Initial Notes as provided in the Registration Rights Agreement (as defined herein), its 7.96% Series B Senior Notes due 2005 (the "2005 Exchange Notes") and its 8.11% Series B Senior Notes due 2009 (the "2009 Exchange Notes" and, together with the 2005 Exchange Notes, the "Exchange Notes") (collectively, the Initial Notes and the Exchange Notes are referred to herein as the "Notes").

         The Guarantors have duly authorized the execution and delivery of this Indenture to provide guarantees of the Notes and of certain of the obligations of the Company hereunder.

         All things necessary to make this Indenture a valid agreement of the Company and the Guarantors, in accordance with its terms, have been done.

         Upon the issuance of the Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture shall be subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required or deemed to be part of and to govern indentures qualified thereunder.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed for the equal and ratable benefit of the Holders of the Initial Notes, and if and when issued, the Exchange Notes, as follows:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01.  Definitions.

         "Acquired Indebtedness" means Indebtedness of a Person or any of its Restricted Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or assumed in connection with the acquisition of assets from such Person and not incurred by such

Person in contemplation of such Person becoming a Restricted Subsidiary of the Company or such acquisition, and any refinancings thereof.

         "Additional Interest" means additional interest as defined in Section 2(d) of the Registration Rights Agreement.

         "Affiliate" means, when used with reference to the Company or another Person, any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company or such other Person, as the case may be. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

         "Attributable Value" means, in connection with a sale and lease-back transaction, the lesser of (i) the fair market value of the assets subject to such transaction and (ii) the present value (discounted at a rate per annum equal to the rate of interest implicit in the lease involved in such sale and lease-back transaction, as determined in good faith by the Company) of the obligations of the lessee for rental payments during the term of the related lease.

         "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any duly authorized committee of such Board of Directors.

         "Board Resolution" means a copy of a resolution certified by the secretary or an assistant secretary of such Person to have been duly adopted by the Board of Directors of such Person or any duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day that is not a Legal Holiday.

         "Cedelbank" means Cedelbank, societe anonyme.

         "Company" means the party named as the Company in the first paragraph of this Indenture until one or more successor corporations shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successors.

         "Comparable Treasury Issue" has the meaning specified in Section 3.07.

         "Comparable Treasury Price" has the meaning specified in Section 3.07.

         "Consolidated" or "consolidated" means, when used with reference to any amount, such amount determined on a consolidated basis in accordance with GAAP, after the elimination of intercompany items.

         "Consolidated Assets" means at a particular date, all amounts which would be included under total assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as at such date, determined in accordance with GAAP.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate services business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "Default" means any event which is, or after notice or lapse of time or both would be, an Event of Default.

         "Depositary" means The Depository Trust Company, its nominees and their respective successors.

         "DTC Participants" has the meaning specified in Section 2.08.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 6.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "Exchange Notes" has the meaning stated in the first recital of this Indenture and refers to any Exchange Notes containing terms substantially identical to the Initial Notes (except that (i) such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for the Initial Notes in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement.

         "Exchange Offer" means, subject to the terms of the Registration Rights Agreement, the offer by the Company to the Holders of the opportunity to exchange their Initial Notes for Exchange Notes pursuant to a registration statement declared effective by the SEC.

         "Financing Lease" means (i) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the Company and its Restricted Subsidiaries and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are applicable from time to time.

         "Global Notes" has the meaning specified in Section 2.01.

         "Guarantee" means the guarantee of the Notes by each Guarantor under
Article X hereof.

         "Guarantor" means (i) each of the Subsidiaries of the Company which have executed this Indenture as a Guarantor as of the date hereof, and (ii) each of the Company's Subsidiaries, whether formed, created or acquired before or after the date hereof, which become a guarantor of Notes pursuant to the provisions of this Indenture.

         "Holder" means the Person in whose name a Note is registered on the Registrar's books.

         "Indebtedness" of a Person means all obligations which would be treated as liabilities upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP.

         "Indenture" means this Indenture, as amended, supplemented or modified from time to time.

         "Independent Investment Banker" has the meaning specified in Section 3.07.

         "Initial Notes" has the meaning specified in the first recital of this Indenture.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2) or (7) under the Securities Act.

         "Interest Payment Date" means each of May 15 and November 15.

         "Investment" by any Person means:

                  (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions;

                  (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person;

                  (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, capital stock or other securities of any other Person;

                  (iv) all other items that would be classified as investments (including, without limitation, purchases outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

         "Issue Date" means the date of original issuance of the Initial Notes.

         "Legal Holiday" has the meaning specified in Section 11.07.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any Financing Lease having substantially the same economic effect as any of the foregoing).

         "Non-U.S. Persons" means a person who is not a "U.S. person" (as defined in Regulation S).

         "Notes" means the Notes issued under this Indenture.

         "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" of any Person means the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or the Controller of such Person.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of any Person.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

         "Paying Agent" has the meaning specified in Section 2.04.

         "Permitted Liens" means:

                  (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or its Restricted Subsidiaries, as the case may be, in accordance with GAAP (or, in the case of Restricted Subsidiaries organized outside the United States, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization);

                  (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, suppliers or other like Liens arising in the ordinary course of business relating to obligations not overdue for a period of more than 60 days or which are bonded or being contested in good faith by appropriate proceedings;

                  (iii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation, including any Lien securing letters of credit issued in the ordinary course of business in connection therewith and deposits securing liabilities to insurance carriers under insurance and self-insurance programs;

                  (iv) Liens (other than any Lien imposed by ERISA) incurred on deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds, utility payments and other obligations of a like nature incurred in the ordinary course of business;

                  (v) easements, rights-of-way, restrictions and other similar encumbrances incurred which, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Company and its Restricted Subsidiaries taken as a whole;

                  (vi) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings fully covered by insurance or involving, individually or in the aggregate, no more than $40,000,000 at any one time, provided that the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 60days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

                  (vii) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business;

                  (viii) statutory Liens and rights of offset arising in the ordinary course of business of the Company and its Restricted Subsidiaries;

                  (ix) Liens in connection with leases or subleases granted to others and the interest or title of a lessor or sublessor (other than the Company or any of its Subsidiaries) under any lease; and

                  (x) Liens securing Indebtedness in respect of interest rate agreement obligations or currency agreement obligations entered into to protect against fluctuations in interest rates or exchange rates and not for speculative reasons.

         "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Physical Notes" has the meaning specified in Section 2.01.

         "Primary Treasury Dealer" has the meaning  specified in Section 3.07.

         "Principal Credit Facilities" means:

                  (i) the Second Amended and Restated Credit and Guarantee Agreement, dated as of May 4, 1999, among the Company, Lear Corporation Canada Ltd., the Foreign Subsidiary Borrowers (as defined therein), the Lenders Party thereto, Bankers Trust Company and Bank of America National Trust & Savings Association, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent and Canadian Administrative Agent, and The Chase Manhattan Bank, as General Administrative Agent;

                  (ii) the Interim Term Loan Agreement, dated as of May 4, 1999, among the Company, the Lenders parties thereto, Citicorp USA, Inc. and Credit Suisse First Boston, as Co-Syndication Agents, Deutsche Bank AG New York Branch, as Documentation Agent, the other Agents named therein, and The Chase Manhattan Bank, as Administrative Agent;

                  (iii) the Revolving Credit and Term Loan Agreement, dated as of May 4 1999, among the Company, certain of its Foreign Subsidiaries, the Lenders parties thereto, Citicorp USA, Inc. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, Toronto Dominion (Texas), Inc., as Documentation Agent, the other Agents named therein, and The Chase Manhattan Bank, as Administrative Agent;

                  (iv) the Term Loan Agreement, dated November 17, 1998, between the Company and Toronto Dominion (Texas), Inc., as amended by that certain amendment dated as of May 4, 1999; and

                  (v) the Term Loan Agreement, dated as of December 3, 1998, between the Company and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as amended by that certain amendment dated as of May 4, 1999, in the case of each agreement listed in clauses (i) through (v), including any related notes, collateral documents, security documents, instruments and agreements entered into in connection therewith and, in each case, as the same may be amended, supplemented or otherwise modified (including any agreement extending the maturity of, increasing the total commitment under or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement), renewed, refunded, replaced, restated or refinanced from time to time.

         "Qualified Institutional Buyer" has the meaning set forth in Rule 144A.

         "Receivable Financing Transaction" means any transaction or series of transactions involving a sale for cash of accounts receivable, without recourse based upon the collectibility of the receivables sold, by the Company or any of its Restricted Subsidiaries to a Special Purpose Subsidiary and a subsequent sale or pledge of such accounts receivable (or an interest therein) by such Special Purpose Subsidiary, in each case without any guarantee by the Company or any of its Restricted Subsidiaries (other than the Special Purpose Subsidiary).

         "Redemption Date" means, with respect to any Notes to be redeemed, the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" means the redemption price fixed in accordance with the terms of the Notes, plus accrued and unpaid interest, if any, to the date fixed for redemption.

         "Reference Treasury Dealer" has the meaning specified in Section 3.07.

         "Reference Treasury Dealer Quotations" has the meaning specified in
Section 3.07.

         "Register" has the meaning specified in Section 2.04.

         "Registrar" has the meaning specified in Section 2.04.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated May18, 1999, among the Company, the Guarantors and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., NationsBanc Montgomery Securities LLC, Scotia Capital Markets (USA) Inc. and TD Securities (USA) Inc.

         "Regulation S Global Notes" has the meaning specified in Section 2.01.

         "Regulation S Permanent Global Notes" has the meaning specified in
Section 2.01.

         "Regulation S Physical Notes" has the meaning specified in Section
2.01.

         "Regulation S Temporary Global Notes" has the meaning specified in
Section 2.01.

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Period" has the meaning specified in Section 2.01.

         "Restricted Subsidiary" means any Subsidiary other than a Unrestricted Subsidiary.

         "Rule 144A Global Notes" has the meaning specified in Section 2.01.

         "SEC" means the Securities and Exchange Commission and any government agency succeeding to its functions.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

         "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "Significant Subsidiary" means any Subsidiary which has:

                  (i) consolidated assets or in which the Company and its other Subsidiaries have Investments, equal to or greater than 5% of the total consolidated assets of the Company at the end of its most recently completed fiscal year; or

                  (ii) consolidated gross revenue equal to or greater than 5% of the consolidated gross revenue of the Company for its most recently completed fiscal year.

         "Special Purpose Subsidiary" means any wholly owned Restricted Subsidiary of the Company created by the Company for the sole purpose of facilitating a Receivable Financing Transaction.

         "Subsidiary" of any Person means:

                  (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person or by such Person and a subsidiary or subsidiaries of such Person or by a subsidiary or subsidiaries of such Person; or

                  (ii) any other Person (other than a corporation) in which such Person or such Person and a subsidiary or subsidiaries of such Person or a subsidiary or subsidiaries of such Persons, at the time, directly or indirectly, own at least a majority voting interest under ordinary circumstances.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

         "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.02(a)(i).

         "Transfer Restricted Securities Legend" mens the legend initially set forth on the Notes in the form set forth in Section 2.02(a)(i).

         "Treasury Rate" has the meaning specified in Section 3.07.

         "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter, means the successor.

         "2005 Exchange Notes" has the meaning specified in the first recital of this Indenture.

         "2009 Exchange Notes" has the meaning specified in the first recital of this Indenture.

         "2005 Notes" has the meaning specified in the first recital of this Indenture.

         "2009 Notes" has the meaning specified in the first recital of this Indenture.

         "Unrestricted Subsidiary" means any Subsidiary designated as such by the Board of Directors of the Company; provided, however, that at the time of any such designation by the Board of Directors, such Subsidiary does not constitute a Significant Subsidiary; and provided, further, that at the time that any Unrestricted Subsidiary becomes a Significant Subsidiary it shall cease to be an Unrestricted Subsidiary.

         "U.S. Government Obligations" means (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America and which in either case, are non-callable at the option of the issuer thereof.

         "U.S. Physical Notes" has the meaning specified in Section 2.01.


         SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes;

                  "indenture security holder" means a Holder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Notes means the Company and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         SECTION 1.03. Rules of Construction.

         Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v) words in the singular include the plural, and in the plural include the singular;

                  (vi) provisions apply to successive events and transactions; and

                  (vii) statements relating to the payment of principal and interest shall include the payment of premium and Additional Interest (if any).


                                   ARTICLE II

                                    THE NOTES

         SECTION 2.01.  Form and Dating.

         The Notes and the Trustee's certificate of authentication shall be substantially in the forms annexed hereto as Exhibits A and B with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law or stock exchange agreements to which the Company is subject. Each Note shall be dated the date of its authentication. The Notes shall be in minimum denominations of $1,000 and integral multiples thereof. The terms and provisions contained in the forms of the Note annexed hereto as Exhibits A and B shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A under the Securities Act shall be (i) issued initially only in the form of one or more permanent global Notes in registered form without interest coupons (each, a "Rule 144A Global Note"), (ii) duly executed by the Company and authenticated by the Trustee as hereinafter provided, (iii) registered in the name of the Depositary or its nominee for credit to the respective accounts of Holders at the Depositary and (iv) deposited with the Trustee, as custodian for the Depositary. Rule 144A Global Notes shall be substantially in the forms set forth in Exhibits A and B attached hereto (including the text and schedule called for by footnotes 1 and 5 thereto). The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

         Notes offered and sold outside the United States to persons other than "U.S. persons", as defined in Regulation S under the Securities Act ("Non-U.S. Persons"), in reliance on Regulation

S under the Securities Act shall be issued initially only in the form of one or more temporaryglobal Notes in registered form without interest coupons (each, a "Regulation S Temporary Global Note"). Each Regulation S Temporary Note shall be
(i) duly executed by the Company and authenticated by the Trustee as hereinafter provided, (ii) registered in the name of Depositary or its nominee, for credit to the accounts of Euroclear and Cedelbank and (iii) deposited with the Trustee, as custodian for the Depositary. Regulation S Temporary Global Notes shall be substantially in the forms set forth in Exhibits A and B attached hereto (including the text and schedule called for by footnotes 1 and 5 thereto). Prior to the 40th day following the later of commencement of the offering of the Notes and the Issue Date (such period through and including the 40th day, the "Restricted Period"), beneficial interests in the RegulationS Temporary Global Note may only be held through Euroclear or Cedelbank, and any resale or transfer of such interests to U.S. persons shall not be permitted during such period unless such resale or transfer is made in accordance with the procedures set forth in this Article II, including, without limitation, receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided herein to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of such Rule or (ii) an Institutional Accredited Investor purchasing for its own account or for the account of such an Institutional Accredited Investor, subject to delivery of the letters and opinions contemplated by the Indenture.

         At any time after Restricted Period, upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit C attached hereto, one or more permanent global Notes in registered form without interest coupons (each, a "Regulation S Permanent Global Note", and together with the Regulation S Temporary Global Notes, the "Regulation S Global Notes"), shall be
(i) duly executed by the Company and authenticated by the Trustee as hereinafter provided, (ii) registered in the name of Depositary or its nominee and (iii) deposited with the Trustee, as custodian for the Depositary or its nominee, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Regulation S Temporary Global Notes in an amount equal to the principal amount of the beneficial interest in the Regulation S Temporary Global Notes transferred. Regulation S Permanent Global Notes shall be substantially in the forms set forth in Exhibits A and B attached hereto (including the text and schedule called for by footnotes 1 and 5 thereto). The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         The Rule 144A Global Notes and the Regulation S Global Notes are sometimes referred to herein as the "Global Notes."

         Notes transferred to Institutional Accredited Investors and Notes issued in exchange for interests in the Rule 144A Global Notes pursuant to
Section 2.08(e) shall be issued in the form of permanent certificated Notes (the "U.S. Physical Notes") in registered form. Notes issued in exchange for interests in the Regulation S Global Notes pursuant to Section 2.08(e) shall be in theform of permanent certificated Notes (the "Regulation S Physical Notes", and together with the U.S. Physical Notes, the"Physical Notes") in registered form. The Physical Notes shall be substantially in the forms set forth in Exhibits A and B attached hereto (including the text and schedule called for by footnote 5 thereto).

         Global Notes or Physical Notes issued as Exchange Notes shall not bear the legend called for by footnote 2 of Exhibits A and B attached hereto, and shall bear the reference to "Series B" called for by footnotes 3 and 4 of Exhibits A and B attached hereto.

         The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.02. Restrictive Legends.

         (a)      Transfer Restricted Securities Legend.

                  (i) Except as permitted by the clauses (ii), (iii) and (iv) of this Section 2.02(a), each Note certificate evidencing Global Notes and Physical Notes (and all Notes issued in exchange therefor and substitution thereof) shall bear the following Transfer Restricted Securities Legend:

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO LEAR CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE

         SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO LEAR CORPORATION THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security in compliance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Note that does not bear the Transfer Restricted

         Securities Legend, and shall rescind any restriction on the transfer of such Transfer Restricted Security.

                  (iii) After the expiration of the Restricted Period and upon receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit C attached hereto, the Registrar shall permit the Holder thereof to exchange a Regulation S Temporary Global Note which bears the Transfer Restricted Securities Legend for a Regulation S Permanent Global which does not bear such legend, and shall rescind any restriction on the transfer of the Regulation S Permanent Global Notes.

                  (iv) Notwithstanding the foregoing, upon consummation of the Exchange Offer, the Company shall issue, and upon receipt of an authentication order in accordance with Section 2.03 hereof, the Trustee shall authenticate the Exchange Notes in exchange for the Initial Notes accepted for exchange in the Exchange Offer, and the Registrar rescind any restriction on the transfer of such security.

         (b) Global Note Legend. Each Global Note, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO LEAR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SECTION 2.03.  Execution and Authentication.

         Two Officers shall sign the Notes for the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall be valid nevertheless.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         The Trustee shall, upon a written order of the Company signed by one Officer of the Company, authenticate for original issue (i) 2005 Notes in aggregate principal amount not to exceed $600,000,000 and (ii) 2009 Notes in aggregate principal amount not to exceed

$800,000,000. The Trustee shall, upon a written order of the Company signed by one Officer of the Company, authenticate for original issue upon completion of the Exchange Offer (and thereafter as appropriate) (i) 2005 Exchange Notes in aggregate principal amount not to exceed $600,000,000 and (ii) 2009 Exchange Notes in aggregate principal amount not to exceed $800,000,000. The aggregate principal amount of 2005 Notes and 2005 Exchange Notes outstanding at any time shall not exceed $600,000,000 and the aggregate principal amount of 2009 Notes and 2009 Exchange Notes outstanding at any time shall not exceed $800,000,000, except in each case as provided in Section 2.10.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         SECTION 2.04. Registrar and Paying Agent.

         The Company shall maintain an office or agency where Notes of each tranche may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Notes of each tranche may be presented for payment (the "Paying Agent"). The Registrar for each tranche of Notes shall keep a register of the Notes of such tranche (the "Register") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for each tranche of Notes. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the terms of the TIA and implement the terms of this Indenture which relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its Subsidiaries or the Affiliates of the foregoing shall act (i) as Paying Agent in connection with redemptions, offers to purchase, discharges and defeasance, as otherwise specified in this Indenture, and (ii) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

         The Company hereby initially appoints the Trustee as Registrar and Paying Agent for each tranche of Notes.

         SECTION 2.05.  Paying Agent to Hold Assets in Trust.

         Not later than 11:00 a.m. (New York City time) on each due date of the principal and interest on any Notes, the Company shall deposit with one or more Paying Agents money in immediately available funds sufficient to pay such principal and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of and interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes, including any Guarantor) and shall notify the Trustee of any failure by the Company (or any other obligor on the Notes, including any Guarantor) in making any such payment. While any such failure continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money so paid over to the Trustee.

         If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, it shall, prior to or on each due date of any principal of or interest on the Notes, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient with monies held by all other Paying Agents, to pay such principal or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee of its actions or failure to act.

         SECTION 2.06.  Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders, separately by tranche, and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date for the Notes and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, separately by tranche, relating to such Interest Payment Date or request, as the case may be.

         SECTION 2.07.  General Provisions Relating to Transfer and Exchange.

         The Notes are issuable only in registered form. A Holder may transfer a Note only by written application to the Registrar or another transfer agent stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the
Note is registered as the owner
thereof for all purposes whether or not the Note shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent) and that ownership of a beneficial interest in the Note shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Transfer Restricted Security, a beneficial interest in a Global Note being transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144, Rule 144A and Regulation S may only be transferred for a Physical Note.

         When Notes are presented to the Registrar or another transfer agent with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations (including an exchange of Notes for Exchange Notes), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Notes are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder); provided that no exchanges of Notes for Exchange Notes shall occur until an exchange offer registration statement shall have been declared effective by the SEC and that any Notes that are exchanged for Exchange Notes shall be cancelled by the Trustee. Subject to Section 2.03, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Notes, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.13, 3.06 or 9.05 hereof).

         Neither the Registrar nor any other transfer agent nor the Company shall be required to:

                  (i) issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 Business Days before the day of any selection of Notes for redemption under Section
         3.02 hereof and ending at the close of business on the day of selection; or

                  (ii) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

         SECTION 2.08.  Book-Entry Provisions for Global Notes.

         (a) The Rule 144A Global Notes and Regulation S Global Notes initially shall:

             (i) be registered in the name of the Depositary or the nominee of such Depositary;

             (ii) be delivered to the Trustee as custodian for such Depositary; and

             (iii) bear legends as set forth in Section 2.02 hereof.

         Members of, or participants in, the Depositary ("DTC Participants") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the DTC Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

         (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Beneficial owners may transfer their interests in Global Notes in accordance with the rules and procedures of the Depositary and the provisions of Section 2.09 hereof.

         (c) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note of the same tranche will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note of the same tranche and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

         (d) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

         (e) If at any time:

             (i) the Company notifies the Trustee in writing that the Depositary is no longer willing or able to continue to act as Depositary for the Global Notes of a tranche or the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary for the Global Notes of a tranche is not appointed by the Company within 90 days of such notice or cessation;

                  (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Notes in definitive form under this Indenture in exchange for all or any part of the Notes represented by a Global Note or Global Notes of a tranche; or

                  (iii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary,

subject to Section 2.08(e), the Depositary shall surrender such Global Note or Global Notes of the relevant tranche to the Trustee for cancellation and then the Company shall execute, and the Trustee shall authenticate and deliver in exchange for such Global Note or Global Notes, U.S. Physical Notes and Regulation S Physical Notes, as applicable, of the relevant tranche in an aggregate principal amount equal to the principal amount of such Global Note or Global Notes. Such Physical Notes shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Notes represented by such Global Note or Notes (or any nominee thereof).

         (f) Notwithstanding the foregoing, in connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to paragraph (e) of this Section 2.07, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes or Regulation S Physical Notes, as the case may be, of the same tranche of like tenor and amount.

         SECTION 2.09.  Special Transfer Provisions.

         Unless and until a Initial Note (1) is exchanged for an Exchange Note,
(2) transferred after the time period referred to in Rule 144(k) under the Securities Act or (3) otherwise sold in connection with an effective registration statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

         (a) Transfers to Institutional Accredited Investors which are not Qualified Institutional Buyers.

         The following provisions shall apply with respect to the registration of any proposed transfer of a Note to any Institutional Accredited Investor which is not a Qualified Institutional Buyer (excluding Non-U.S. Persons):

                  (i) The Registrar shall register the transfer if the proposed transferee has delivered to the Trustee (A) a certificate substantially in the form of Exhibit D attached hereto and (B) if the aggregate principal amount of the Notes being transferred is less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

                  (ii) If Note to be transferred consists of a Physical Note, upon receipt by the Registrar of the documents referred to in the preceding sentence, and the Company shall execute and the Trustee shall authenticate and deliver, a new U.S. Physical Note of the same tranche registered in the name of the transferee and the Trustee shall cancel the Physical Note presented for transfer.

                  (iii) If the proposed transferor is a DTC Participant holding a beneficial interest in the Rule 144A Global Notes, upon receipt by the Registrar of the documents required by subclause (a)(i) above and instructions given in accordance with the procedures of the Depositary and of the Registrar, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Notes of the same tranche in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Notes to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes of the same tranche of like tenor and amount.

                  (iv) If the proposed transferor is a DTC Participant holding a beneficial interest in the Regulation S Temporary Global Notes, upon receipt by the Registrar of the documents required by subclause (a)(i) above and instructions given in accordance with the procedures of the Registrar and of Euroclear or Cedelbank, as the case may be, through the Depositary, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Regulation S Temporary Global Notes of the same tranche in an amount equal to the principal amount of the beneficial interest in the Regulation S Temporary Global Notes to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes of the same tranche of like tenor and amount.

         (b)      Transfers to Qualified Institutional Buyers.

         The following provisions shall apply with respect to the registration of any proposed transfer of a Note to a Qualified Institutional Buyer (excluding Non-U.S. Persons):

                  (i) If the Note to be transferred consists of (x) either Regulation S Physical Notes prior to the removal of the Transfer Restricted Securities Legend or U.S. Physical Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating or has otherwise advised the Company and the Registrar in writing that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating or has otherwise advised the Company and the Registrar in writing that:

                           (A) it is purchasing the Note for its own account or
                  an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

                           (B) it and any such account is a Qualified
                  Institutional Buyer within the meaning of Rule 144A;

                           (C) it is aware that the sale to it is being made in
                  reliance on Rule 144A;

                           (D) it acknowledges that it has received such
                  information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

                           (E) it is aware that the transferor is relying upon
                  its foregoing representations in order to claim the exemption from registration provided by Rule 144A; or

         or (y) an interest in the Rule 144A Global Notes, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

                  (ii) If the proposed transferee is a DTC Participant, and the Note to be transferred consists of U.S. Physical Notes, upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with the procedures of the Depositary and the Registrar, the Registrar shall reflect on its books and records the date and an increase in the principal amount of Rule 144A Global Notes of the same tranche in an amount equal to the principal amount of the U.S. Physical Notes to be transferred, and the Trustee shall cancel the U.S. Physical Notes so transferred.

                  (iii) If the proposed transferee is a DTC Participant and the Note to be transferred consists of a beneficial interest in the Regulation S Temporary Global Notes, upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with the procedures of the Registrar and of Euroclear or Cedelbank, as the case may be, through the Depositary, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Notes of the same tranche in an amount equal to the principal amount of the Regulation S Temporary Global Notes to be transferred, and the Trustee shall decrease the amount of the Regulation S Temporary Global Notes in a corresponding amount.

         (c) Transfers to Non-U.S. Persons of U.S. Physical Notes and Interests in Rule 144A Global Notes.

                  (i) The Registrar shall register any proposed transfer to a Non-U.S. Person of a U.S. Physical Note or an interest in Rule 144A Global Notes only upon receipt of a certificate from the proposed transferor substantially in the form of Exhibit E attached hereto.

                  (ii) (a) If the proposed transferor is a DTC Participant holding a beneficial interest in the Rule 144A Global Notes, upon receipt by the Registrar of the documents, if any, required by paragraph (i) above and instructions in accordance with the procedures of the Depositary and of the Registrar, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Notes of the same tranche in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Notes to be transferred, (b) if the proposed transferor is a holder of U.S. Physical Notes, the Trustee shall cancel the U.S. Physical Notes so transferred, and (c) if the proposed transferee is a DTC Participant, upon receipt by the Registrar of instructions given in accordance with the procedures of the Depositary and of the Registrar, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Notes of the same tranche in an amount equal to the principal amount of the U.S. Physical Notes or the Rule 144A Global Notes, as the case may be, to be transferred.

         (d) Transfers to Non-U.S. Persons of Interests in the Regulation S Temporary Global Notes.

         The Registrar shall register the transfer of any interest in a Regulation S Temporary Global Note to Non-U.S. Persons if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit E attached hereto.

         (e)      Transfers of Interests in the Regulation S Permanent Global
                  Notes.

         The Registrar shall register the transfer of interests in Regulation S Permanent Global Notes without requiring any additional certification.

         (f)      Transfer Restricted Securities Legend.

         Upon the transfer, exchange or replacement of Notes not bearing the Transfer Restricted Securities Legend, the Registrar shall deliver Notes of the same tranche that do not bear the Transfer Restricted Securities Legend. Upon the transfer, exchange or replacement of Notes bearing the Transfer Restricted Securities Legend, the Registrar shall deliver only Notes of the same tranche that bear the Transfer Restricted Securities Legend unless (A) the circumstances described in clauses (ii), (iii) and (iv) of Section 2.02(a) exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (g)      Certain Transfers in Connection with and After the Exchange
                  Offer.

         Notwithstanding any other provision of this Indenture:

                  (i) no Exchange Note may be exchanged by the Holder thereof for an Initial Note;

                  (ii) accrued and unpaid interest on the Initial Notes being exchanged in the Exchange Offer shall be due and payable on the next Interest Payment Date for the Exchange Notes following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Notes issued in respect of the Initial Note being exchanged; and

                  (iii) interest on the Initial Note being exchanged in the Exchange Offer shall cease to accrue on the date of completion of the Exchange Offer and interest on the Exchange Notes to be issued in the Exchange Offer shall accrue from the date of the completion of the Exchange Offer.

         (h)      General.

         By its acceptance of any Note bearing the Transfer Restricted Securities Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. The Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.08 hereof or this Section
2.09. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         SECTION 2.10.  Replacement Notes.

         If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note of the same tranche if the requirements of the Trustee and the Company are met; provided that, if any such Note has been called for redemption in accordance with the terms thereof, the Trustee may pay the Redemption Price thereof on the Redemption Date without authenticating or replacing such Note. The Trustee or the Company may, in either case, require the Holder to provide an indemnity bond sufficient in the judgment of each of the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced or if the Redemption Price therefor is paid pursuant to this
Section 2.10. The Company may charge the Holder who has lost a Note for its expenses in replacing a Note.

         Every replacement Note is an obligation of the Company and shall be entitled to the benefits of this Indenture equally and proportionately with any and all other Notes of the same tranche duly issued hereunder.

         SECTION 2.11.  Outstanding Notes.

         The Notes of any tranche outstanding at any time are all the Notes of such tranche authenticated by the Trustee, except for (i) those cancelled by it,
(ii) those delivered to it for cancellation and (iii) those described in this Section as not outstanding.

         If a Note is replaced pursuant to Section 2.10 hereof, it ceases to be outstanding and interest ceases to accrue unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If all principal of and interest on any Note are considered paid under
Section 4.01 hereof, such Note ceases to be outstanding and interest on it ceases to accrue.

         Except as provided in Section 2.12 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds such Note.

         SECTION 2.12.  Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes of any tranche have concurred in any direction, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which such Trustee actually knows are so owned shall be so disregarded.

         SECTION 2.13.  Temporary Notes.

         Until definitive Notes are ready for delivery, the Company may prepare and execute, and the Trustee shall authenticate upon a written order of the Company signed by one Officer of the Company, temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare, and the Trustee shall authenticate, definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

         SECTION 2.14.  Cancellation.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, payment or repurchase. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, repurchase, redemption, replacement or cancellation and shall return such cancelled Notes to the Company upon the Company's written request (subject to the record retention requirements of the Exchange Act). The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

         SECTION 2.15.  CUSIP Numbers.

         The Company in issuing the Notes may use 'CUSIP' numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

         SECTION 2.16.  Defaulted Interest.

         If the Company fails to make a payment of interest on any tranche of Notes, it shall pay such defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest, in any lawful manner. It may elect to pay such defaulted interest, plus any such interest payable on it, to the Persons who are Holders of such Notes on which the interest is due on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each such Note. The Company shall fix any such record date and payment date for such payment. At least 15 days before any such record date, the Company shall mail to Holders affected thereby a notice that states the record date, Interest Payment Date, and amount of such interest to be paid.

         SECTION 2.17.  Special Record Dates.

         The Company may, but shall not be obligated to, set a record date for the purpose of determining the identity of Holders of Notes of any tranche entitled to consent to any supplement, amendment or waiver permitted by this Indenture. If a record date is fixed, the Holders of Notes of such tranche outstanding on such record date, and no other Holders, shall be entitled to consent to such supplement, amendment or waiver or revoke any consent previously given, whether or not such Holders remain Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes of such tranche required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                                   ARTICLE III

                                   REDEMPTION

         SECTION 3.01.  Notices to Trustee.

         If the Company elects to redeem Notes of any tranche pursuant to the redemption provision of Section 3.07 hereof, it shall notify the Trustee of the intended Redemption Date, the principal amount of Notes of such tranche to be redeemed and the CUSIP numbers of the Notes of such tranche to be redeemed.

         The Company shall give each notice provided for in this Section 3.01 and an Officers' Certificate at least 30 days before the Redemption Date (unless a shorter period shall be satisfactory to the Trustee).

         SECTION 3.02.  Selection of Notes to Be Redeemed.

         If fewer than all the Notes of any tranche are to be redeemed, the Trustee shall select the Notes of such tranche to be redeemed from the outstanding Notes of such tranche by a method that complies with the requirements of any exchange on which the Notes of such tranche are listed, or, if the Notes of such tranche are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate.

         Notes and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denomination for Notes of such tranche to be redeemed or any integral multiple thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly in writing of the Notes or portions of Notes to be called for redemption.

         SECTION 3.03.  Notice of Redemption.

         At least 30 days but not more than 60 days before the Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Notes are to be redeemed at the address of such Holder appearing in the Register.

         The notice shall identify the Notes to be redeemed and shall state:

                  (i)    the Redemption Date;

                  (ii)   the method being used to determine the Redemption
         Price;

                  (iii) if fewer than all outstanding Notes of any tranche are to be redeemed, the portion of the principal amount of the Notes to be redeemed and that, after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion will be issued;

                  (iv)   the name and address of the Paying Agent;

                  (v) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (vi) that, unless the Company defaults in payment of the Redemption Price, interest on Notes called for redemption ceases to accrue interest on and after the Redemption Date; and

                  (vii)  the CUSIP number, if any, of the Notes to be redeemed.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at its expense. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Notes shall not affect the validity of the proceeding for the redemption of any other Notes.

         SECTION 3.04.  Effect of Notice of Redemption.

         Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price.

         SECTION 3.05.  Deposit of Redemption Price.

         Prior to or on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent an amount of money sufficient to pay the Redemption Price of all Notes to be redeemed on that date. The Paying Agent shall promptly return to the Company any amount of money not required for that purpose.

         SECTION 3.06.  Notes Redeemed in Part.

         Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder at the expense of the Company, a new Note of the same tranche equal in principal amount to the unredeemed portion of the Note surrendered.

         SECTION 3.07.  Optional Redemption.

         (a) The Company may, at its option, redeem the Notes of each tranche, in whole or in part, at any time at the Redemption Price equal to the greater of:

                  (i) 100% of the principal amount of the Notes being redeemed; and

                  (ii) the sum of the present values of the remaining scheduled payments of principal and unpaid interest on the Notes being redeemed from the Redemption Date to the maturity date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at:

                  (A) the Treasury Rate plus 50 basis points in the case of the 2005 Notes (or 2005 Exchange Notes, as the case may be); and

                  (B) the Treasury Rate plus 50 basis points in the case of the 2009 Notes (or 2009 Exchange Notes, as the case may be),

plus, any interest accrued but not paid to the Redemption Date.

         (b) For purposes of this optional redemption provision, the following terms have the following definitions:

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of any tranche to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes of any tranche, (i) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer" means Morgan Stanley & Co. Incorporated and three other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") appointed by the Trustee after consultation with the Company; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

         "Treasury Rate" means, with respect to any Redemption Date for the Notes of any tranche, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Notes of such tranche, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.01.  Payment of Notes.

         The Company shall pay, or cause to be paid, the principal of and interest on the Notes on the dates and in the manner provided in this Indenture and the Notes. Principal and interest shall be considered paid on the date due if the Paying Agent, if other than the Company, a Subsidiary of the Company or any Affiliate of any of them, holds as of 11:00 a.m. (New York City time) on that date immediately available funds designated for and sufficient to pay all principal and interest then due. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, principal or interest shall be considered paid on the due date if the entity acting as Paying Agent complies with the second paragraph of Section 2.05 hereof.

         The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified therefor in the Notes of such tranche.

         Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

         SECTION 4.02.  Maintenance of Office or Agency.

         The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.04 hereof.

         SECTION 4.03.  Reports.

         (a) The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of
Section 314(a) of the TIA.

         (b) If at any time the Company is not subject to Section 13 or Section 15(d) of the Exchange Act, upon the request of a Holder of Notes, the Company will promptly furnish or cause the Trustee to furnish to such Holder or to a prospective purchaser of a Note designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes.

         SECTION 4.04.  Compliance Certificate.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof; provided, however, that the first such Officers' Certificate shall be delivered on or before May 15, 2000.. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided for in this Indenture. The certificate need not comply with Section 11.04 hereof.

         SECTION 4.05.  Taxes.

         The Company shall pay prior to delinquency, all material taxes, assessments, and governmental levies except as contested in good faith by appropriate proceedings.

         SECTION 4.06.  Corporate Existence.

         Subject to Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence and (ii) the material rights (charter and statutory), licenses and franchises of the Company and its

Subsidiaries taken as a whole; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors or management of the Company determines that the preservation thereof is no longer in the best interests of the Company, and that the loss thereof is not adverse in any material respect to the Holders.

         SECTION 4.07.  Limitation on Liens.

         The Company shall not, nor shall it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any of their respective properties or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, without effectively providing that the Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

                  (i)    Permitted Liens;

                  (ii) Liens on shares of capital stock of Subsidiaries of the Company (and the proceeds thereof) securing obligations under the Principal Credit Facilities;

                  (iii) Liens on receivables subject to a Receivable Financing Transaction;

                  (iv) Liens arising in connection with industrial development bonds or other industrial development, pollution control or other tax-favored or government-sponsored financing transactions, provided that such Liens do not at any time encumber any property other than the property financed by such transaction and other property, assets or revenues related to the property so financed on which Liens are customarily granted in connection with such transactions (in each case, together with improvements and attachments thereto);

                  (v) Liens granted after the Issue Date on any assets or properties of the Company or any of its Restricted Subsidiaries to secure obligations under the Notes;

                  (vi) Extensions, renewals and replacements of any Lien described in subsections (i) through (v) above; and

                  (vii) Other Liens in respect of Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount at any time not exceeding 5% of Consolidated Assets at such time.

         SECTION 4.08.  Limitation on Sale and Lease-Back Transactions.

         The Company shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any property or asset, whether now owned or hereafter acquired, of the Company or any of its Restricted Subsidiaries (except such transactions (i) entered into prior to the Issue Date, (ii) for the sale and leasing back of any property or asset by a Restricted Subsidiary of the Company to the Company or any other Restricted Subsidiary of the Company, (iii) involving leases for less than three years or (iv) in which the lease for the property or asset is entered into within 120 days after the later of the date of acquisition, completion of construction or commencement of full operations of such property or asset) unless:

                  (a) the Company or such Restricted Subsidiary would be entitled under Section 4.07 hereof to create, incur, assume or permit to exist a Lien on the assets to be leased in an amount at least equal to the Attributable Value in respect of such transaction without equally and ratably securing the Notes; or

                  (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value and the proceeds are applied to the purchase, acquisition, construction or refurbishment of assets or to the repayment of Indebtedness of the Company or any of its Restricted Subsidiaries which on the date of original incurrence had a maturity of more than one year.


                                   ARTICLE V

                                  MERGER, ETC.

         SECTION 5.01.  When Company May Merge, etc.

         The Company shall not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person unless:

                  (i) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture satisfactory in form to the Trustee all of the obligations of the Company under the Notes and this Indenture; and

                  (iii) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing, the Company may merge with another Person or acquire by purchase or otherwise all or any part of the property or assets of any other corporation or Person in a transaction in which the surviving entity is the Company.

         SECTION 5.02.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such sale or conveyance, but not any such lease, the Company or any successor corporation which thereafter will have become such in the manner described in this Article V shall be discharged from all obligations and covenants under the Notes and this Indenture and may be dissolved, wound up or liquidated.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         SECTION 6.01.  Events of Default.

         An "Event of Default" with respect to any tranche of Notes occurs when any of the following occurs:

                  (i) the Company defaults in the payment of the principal of any Note of such tranche when it becomes due and payable at maturity, upon acceleration, redemption or otherwise;

                  (ii) the Company defaults in the payment of interest on any Note of such tranche when it becomes due and payable and such default continues for a period of 30 days;

                  (iii) the Company or any Guarantor fails to comply with any of its other agreements or covenants in, or provisions of, the Notes of such tranche or this Indenture and the Default continues for the period and after the notice specified below;

                  (iv) any Guarantee of the Notes of such tranche ceases to be in full force and effect or any Guarantor denies or disaffirms its obligations under its Guarantee of the Notes of such tranche, except, in each case, in connection with a release of a Guarantee in accordance with the terms of this Indenture;

                  (v) the nonpayment at maturity or other default (beyond any applicable grace period) under any agreement or instrument relating to any other Indebtedness of the Company or any of its Subsidiaries (the unpaid principal amount of which is not less than $40,000,000), which default results in the acceleration of the maturity of such Indebtedness prior to its stated maturity or occurs at the final maturity thereof;

                  (vi) the entry of any final judgment or orders against the Company or any of its Subsidiaries in excess of $40,000,000 individually or in the aggregate (not covered by insurance) that is not paid, discharged or otherwise stayed (by appeal or otherwise) within 60 days after the entry of such judgments or orders;

                  (vii) the Company or a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                         (a) commences a voluntary case or proceeding;

                         (b) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding;

                         (c) consents to the appointment of a Custodian of it or
                  for all or substantially all of its property; or

                         (d) makes a general assignment for the benefit of its
                  creditors; or

                  (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                         (a) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case or proceeding;

                         (b) appoints a Custodian for the Company or any
                  Significant Subsidiary or for all or substantially all of its property; or

                         (c) orders the winding up or liquidation of the Company
                  or any Significant Subsidiary,

         and any such order or decree under this clause (viii) remains unstayed and in effect for 60 days.

         A Default under clause (iii) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company in writing, or the Holders of at least 25% in principal amount of the outstanding Notes of such tranche notify the Company and the Trustee in writing, of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default".

         SECTION 6.02.  Acceleration.

         If an Event of Default with respect to outstanding Notes of any tranche (other than an Event of Default specified in clause (vii) or (viii) of Section
6.01 hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes of such tranche, by written notice to the Company, may declare due and payable 100% of the principal amount of all Notes of such tranche plus any accrued and unpaid interest to the date of payment. Upon a declaration of acceleration, such principal (or such lesser amount) and accrued and unpaid interest to the date of payment shall be due and payable. If an Event of Default specified in clause (vii) or (viii) of Section
6.01 hereof occurs, all unpaid principal and accrued interest on the Notes of such tranche shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         The Holders of a majority in principal amount of the outstanding Notes of such tranche by written notice to the Trustee may rescind and annul an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of principal (or such lesser amount) of or interest on the Notes of such tranche which have become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

         SECTION 6.03.  Other Remedies.

         If an Event of Default with respect to outstanding Notes of any tranche occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes of such tranche or to enforce the performance of any provision of the Notes of such tranche or this Indenture, including, without limitation, seeking recourse against any Guarantor.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes of such tranche or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon the Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All remedies are cumulative to the extent permitted by law.

         SECTION 6.04.  Waiver of Past Defaults.

         Subject to Sections 6.07 and 9.02 hereof, the Holders of at least a majority in principal amount of the outstanding Notes of any tranche by notice to the Trustee may waive an existing Default or Event of Default with respect to such tranche except a Default or Event of Default in the payment of the principal of or interest on any Note of such tranche (provided, however, that, subject to Section 6.07, the Holders of a majority in principal amount of the then outstanding Notes of such tranche may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). When a Default or Event of Default is waived, it is deemed cured and ceases.

         SECTION 6.05.  Control by Majority.

         The Holders of at least a majority in principal amount of the outstanding Notes of any tranche may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture, (ii) the Trustee determines may be unduly prejudicial to the rights of other Holders or (iii) may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

         SECTION 6.06.  Limitation on Suits.

         Subject to the provisions of Section 6.07 hereof, no Holder of Notes of any tranche may pursue any remedy with respect to this Indenture or the Notes of such tranche unless:

                  (i) the Holder gives to the Trustee written notice stating that an Event of Default with respect to such tranche is continuing;

                  (ii) the Holders of at least 25% in principal amount of the outstanding Notes of such tranche make a written request to the Trustee to pursue the remedy;

                  (iii) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability, cost or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (v) during such 60-day period, the Holders of at least a majority in principal amount of the outstanding Notes of such tranche do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

         SECTION 6.07.  Rights of Holders To Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of or interest, if any, on the Note on or after the respective due dates expressed or provided for in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 6.08.  Collection Suit by Trustee.

         If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing with respect to Notes of any tranche, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company (and any other obligor on the Notes, including any Guarantor) for the whole amount of principal and accrued interest, if any, remaining unpaid on the outstanding Notes of such tranche (and the related Guarantees), together with (to the extent lawful) interest on overdue principal and interest, and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof.

         SECTION 6.09.  Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceeding relative to the Company (or any other obligor upon the Notes, including any Guarantor), its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.10.  Priorities.

         If the Trustee collects any amount of money with respect to any tranche of Notes pursuant to this Article VI, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made by the trustee and the costs and expenses of collection;

                  Second: to Holders of such tranche for amounts due and unpaid on the Notes of such tranche for principal and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes of such tranche for principal and interest, respectively; and

                  Third: to the Company or any other obligors on the Notes of such tranche, as their interests may appear, or to such party as a court of competent jurisdiction may direct.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10. The Trustee shall notify the Company in writing reasonably in advance of any such record date and payment date.

         SECTION 6.11.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the outstanding Notes of such tranche.

         SECTION 6.12.  Stay, Extension and Usury Laws.

         The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

                                   ARTICLE VII

                                     TRUSTEE

         SECTION 7.01.  Duties of Trustee.

         (a) If an Event of Default with respect to any tranche of Notes has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not, on their face, they conform to the requirements of this Indenture (but need not investigate or confirm the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or other officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (e) of this Section 7.01.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees of counsel).

         (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

         (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 7.02.  Rights of Trustee.

         Subject to Section 315(a) through (d) of the TIA:

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

         (e) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         SECTION 7.03.  Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 3.10(b) of the TIA), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. the Trustee is also subject to Sections 7.10 and 7.11 hereof.

         SECTION 7.04.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         SECTION 7.05.  Trustee's Disclaimer.

         The Trustee (i) makes no representation as to the validity or adequacy of this Indenture, the Notes or the Guarantees, (ii) is not be accountable for the Company's use of the proceeds from the Notes, and (iii) is not be responsible for any statement in the Notes other than its certificate of authentication.

         SECTION 7.06.  Notice of Defaults.

         If a Default or Event of Default with respect to any tranche of Notes occurs and is continuing, and if it is actually known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after the occurrence thereof. Except in the case of a Default or Event of Default in payment of any such Note, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of the Holders.

         SECTION 7.07.  Reports by Trustee to Holders.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA, which initially shall be not less than every twelve months commencing on and may be dated as of a date up to 75 days prior to such transmission.

         A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes of any tranche become listed on any stock exchange.

         SECTION 7.08.  Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it, including in particular, but without limitation, those incurred in connection with the enforcement of any remedies hereunder. Such expenses may include the reasonable fees and out-of-pocket expenses of the Trustee's agents and counsel.

         Except as set forth in the next paragraph, the Company shall indemnify and hold harmless the Trustee and any predecessor trustee against any and all loss and liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of the trust under this Indenture. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend such claim and the Trustee shall cooperate in such defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and out-of-pocket expenses of such counsel.

         The Company need not reimburse any expense or indemnify against any loss, liability, cost or expense incurred by the Trustee through negligence, wilful misconduct or bad faith.

         To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay the principal of and interest on particular Notes. The Trustee's right to receive payment of any amounts due under this Section 7.07 will not be subordinate to any other liability or indebtedness of the Company.

         The Company's payment obligations pursuant to this Section 7.07 shall survive the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services after an Event of Default specified in clause (vii) or (viii) of Section 6.01 hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 7.09.  Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.09.

         The Trustee may resign and be discharged from the trust hereby created with respect to one or both tranches of Notes by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Notes of any tranche may remove the Trustee with respect to such tranche by so notifying the Trustee and the Company in writing. The Company must remove the Trustee with respect to one or both tranches of Notes if:

                  (i)    the Trustee fails to comply with Section 7.10 hereof or
         Section 310 of the TIA;

                  (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (iii) a Custodian or public officer takes charge of the Trustee or its property; or

                  (iv)   the Trustee becomes incapable of acting.

         If, as to any tranche of Notes, the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee for such tranche of Notes. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority in principal amount of then outstanding Notes of such tranche may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         Any Holder of Notes of such tranche may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 7.10 hereof.

         If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as the case may be, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such tranche.

         A successor Trustee as to any tranche of Notes shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall mail a notice of the successor Trustee's succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

         In case of the appointment hereunder of a successor Trustee with respect to the Notes of one but not both tranches, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one tranche shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which shall:

                  (i) contain such provisions as shall be necessary of desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of the tranche to which the appointment of such successor Trustee relates;

                  (ii) contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of the tranche as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and

                  (iii) add to or change any of the provisions of this Indenture as shall be necessary or desirable to provide for or facilitate the administration of the trusts hereunder by two Trustees; provided, however, that nothing contained herein or in such supplemental Indenture shall constitute such Trustee to be co-trustees of the same trust and that each such Trustee shall be trustee of a trust hereunder separate and apart from any trust hereunder administered by the other such Trustee.

         Upon the execution and deliver of such supplemental Indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that tranche to which the appointment of such successor Trustee relates.

         SECTION 7.10.  Successor Trustee by Merger, Etc.

         Subject to Section 7.10 hereof, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to such tranche of Notes.

         SECTION 7.11.   Eligibility; Disqualification.

         The Trustee of each tranche of Notes shall at all times satisfy the requirements of Section 310(a)(1), (2) and (5) of the TIA. The Trustee as to any tranche of Notes shall at all times have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee is subject to Section 310(b) of the TIA.

         SECTION 7.12.   Preferential Collection of Claims Against the Company.

         The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.


                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

         SECTION 8.01.  Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to any tranche of Notes (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such tranche, when:

         (i)      either:

                  (a) all Notes of such tranche previously authenticated and delivered (other than Notes of such tranche which have been destroyed, lost or stolen and which have been replaced or paid) have been delivered to the Trustee for cancellation; or

                  (b) all such Notes not previously delivered to the Trustee for cancellation have become due and payable (whether at stated maturity, early redemption or otherwise);

         and, in the case of clause (b) above, the Company has deposited, or caused to be deposited, irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Notes of such tranche, cash in U.S. dollars and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of and interest on all the Notes on the dates such payments of principal or interest are due to maturity or redemption;

         (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Notes of the applicable tranche; and

         (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of such tranche have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 hereof shall survive, and, if money will have been deposited with the Trustee pursuant to subclause (b) of clause (i) of this Section, the obligations of the Trustee under Sections 8.02 and 8.05 hereof shall survive.

         SECTION 8.02. Application of Trust Funds; Indemnification.

         (a) Subject to the provisions of Section 8.05 hereof, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 8.01,
8.03 or 8.04 hereof and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Sections 8.01,
8.03 or 8.04 hereof, shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee.

         (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Sections 8.01, 8.03 or 8.04 hereof or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Company from time to time upon the request of the Company any U.S. Government Obligations or money held by it as provided in Sections 8.01, 8.03 or 8.04 hereof which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

         SECTION 8.03.  Legal Defeasance.

         The Company and the Guarantors shall be deemed to have been discharged from their obligations with respect to all of the outstanding Notes of any tranche and the related Guarantees on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, as it relates to such outstanding Notes of such tranche and the related Guarantees, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, upon the request of the Company, execute proper instruments acknowledging the same), except as to:

                  (i) the rights of Holders of Notes of such tranche to receive, solely from the trust funds described in subparagraph (a) hereof, payments of the principal of or interest on the outstanding Notes of such tranche on the date such payments are due;

                  (ii) the Company's obligations with respect to such Notes under Sections 2.04, 2.05, 2.07, 2.08, 2.09 and 2.10 hereof; and

                  (iii) the rights, powers, trust and immunities of the Trustee hereunder and the duties of the Trustee under Section 8.02 hereof and the duty of the Trustee to authenticate Notes issued on registration of transfer of exchange;

          provided that the following conditions shall have been satisfied:

                  (a) the Company shall have deposited, or caused to be deposited, irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Notes of such tranche, cash in U.S. dollars and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of and interest on all the Notes on the dates such payments of principal or interest are due to maturity or redemption;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture;

                  (c) no Default or Event of Default with respect to such tranche shall have occurred and be continuing on the date of such deposit and 91 days shall have passed after the deposit has been made, and, during such 91 day period, no Default with respect to such tranche specified in Section 6.01(vii) or (viii) hereof with respect to the Company occurs which is continuing at the end of such period;

                  (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

                  (f) such deposit shall not result in the trust arising from such deposit constituting an "investment company" (as defined in the Investment Company Act of 1940, as amended), or such trust shall be qualified under such Act or exempt from regulation thereunder; and

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this
         Section 8.03 have been complied with.

         SECTION 8.04.  Covenant Defeasance.

         On and after the 91st day after the date of the deposit referred to in subparagraph (a) hereof, the Company may omit to comply with any term, provision or condition set forth under

Sections 4.03(a), 4.04, 4.05, 4.07, 4.08 and 10.06 hereof as well as any additional covenants contained in a supplemental indenture hereto (and the failure to comply with any such provisions shall not constitute a Default or Event of Default with respect to such tranche under Section 6.01 hereof) and the occurrence of any event described in clause (iii) of Section 6.01 hereof shall not constitute a Default with respect to such tranche or Event of Default with respect to such tranche hereunder, with respect to the Notes of such tranche, provided that the following conditions shall have been satisfied:

                  (i) With reference to this Section 8.04, the Company has deposited, or caused to be deposited, irrevocably (except as provided in Section 8.05 hereof) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders, cash in U.S. dollars and/or U.S. Government Obligations which through the payment of principal and interest in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal and interest on all the Notes of such tranche on the dates such payments of principal and interest are due to maturity or redemption;

                  (ii) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture;

                  (iii) No Default or Event of Default with respect to the Notes of such tranche shall have occurred and be continuing on the date of such deposit and 91 days shall have passed after the deposit has been made, and, during such 91 day period, no Default with respect to the Notes of such tranche specified in Section 6.01(vii) or (viii) hereof with respect to the Company occurs which is continuing at the end of such period;

                  (iv) The Company shall have delivered to the Trustee an Opinion of Counsel confirming that Holders of the Notes of such tranche will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (v) The Company shall have delivered to the Trustee an Officers' Certificate stating the deposit was not made by the Company with the intent of preferring the Holders of the Notes of such tranche over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

                  (vi) such deposit shall not result in the trust arising from such deposit constituting an "investment company" (as defined in the Investment Company Act of

         1940, as amended), or such trust shall be qualified under such Act or exempt from regulation thereunder; and

                  (vii) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section 8.04 have been complied with.

         SECTION 8.05.  Repayment to Company.

         The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.


                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 9.01.  Without Consent of Holders.

         Without the consent of any Holder, the Company, the Guarantors and the Trustee may, at any time, amend this Indenture, the Notes or the Guarantees to:

                  (i) cure any ambiguity, defect or inconsistency, provided that such change does not adversely affect the rights hereunder of any Holder in any material respect;

                  (ii) provide for uncertificated Notes in addition to certificated Notes;

                  (iii) provide for the assumption of the Company's obligations to the Holders of Notes in the case of a merger or consolidation pursuant to Article V hereof;

                  (iv) comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA, provided that such change does not adversely affect the rights hereunder of any Holder in any material respect;

                  (v) make any change that does not adversely affect in any material respect the rights hereunder of any Holder;

                  (vi) add to the covenants of the Company and the Guarantors for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantors;

                  (vii) add a Guarantor or remove a Guarantor in respect to the Notes which, in accordance with the terms of this Indenture, ceases to be liable in respect of its Guarantee;

                  (viii) secure the Notes; or

                  (ix) provide for the issuance of the Exchange Notes, which will have terms substantially identical in all material respects to the Initial Notes of the same tranche (except that (i) such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) and which will be treated, together with any outstanding Initial Notes of the same tranche, as a single issue of securities.

         SECTION 9.02.  With Consent of Holders.

         Except as provided below in this Section 9.02, this Indenture, the Notes or the Guarantees may be amended or supplemented, and noncompliance in any particular instance with any provision of this Indenture, the Notes or the Guarantees may be waived, in each case with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes of each tranche affected thereby.

         Without the consent of each Holder of Notes of the affected tranche that is affected thereby, an amendment or waiver under this Section 9.02 may not:

                  (i) reduce the principal amount of Notes the Holders of which must consent to an amendment, supplement or waiver of any provision of this Indenture;

                  (ii) reduce the rate of or extend the time for payment of interest on any Note;

                  (iii) reduce the principal of or change the stated maturity of any Notes;

                  (iv) change the date on which any Note may be subject to redemption, or reduce the redemption price therefor;

                  (v) make any Note payable in currency other than that stated in the Note;

                  (vi) modify or change any provision of this Indenture affecting the ranking of the Notes in a manner which adversely affects the Holders thereof;

                  (vii) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Note;

                  (viii) modify or change any provision of any Guarantee in a manner which adversely affects the Holders of the Notes; or

                  (ix) make any change in the foregoing amendment and waiver provisions which require each Holder's consent.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or waiver under this Section 9.02 becomes effective, the Company shall mail to Holders affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

         SECTION 9.03.  Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

         SECTION 9.04.  Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note; provided, however, that unless a record date shall have been established pursuant to Section 2.17 hereof, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective on receipt by the Trustee of consents from the Holders of the requisite percentage principal amount of the outstanding Notes of any tranche, and thereafter shall bind every Holder of Notes of such tranche; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (i) through (ix) of
Section 9.02 hereof, the amendment, supplement or waiver shall bind only each Holder of a Note which has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same indebtedness as the consenting Holder's Note.

         SECTION 9.05.  Notation on or Exchange of Notes.

         If an amendment, supplement or waiver changes the terms of a Note:

                  (a) the Trustee may require the Holder of a Note to deliver such Note to the Trustee, the Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Note thereafter authenticated; or

                  (b) if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

         SECTION 9.06.  Trustee to Sign Amendment, etc.

         The Trustee shall sign any amendment authorized pursuant to this
Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.

                                    ARTICLE X

                                   GUARANTEES

         SECTION 10.01.  Guarantees.

         (a) Subject to the provisions of this Article X, each Guarantor, jointly and severally, irrevocably and unconditionally guarantees to each Holder of Notes and to the Trustee on behalf of the Holders:

                  (i) the due and punctual payment in full of principal of and interest on the Notes when due, whether at stated maturity, upon acceleration, redemption or otherwise;

                  (ii) the due and punctual payment in full of interest on the overdue principal of and, to the extent permitted by law, interest on the Notes; and

                  (iii) the due and punctual payment of all other Obligations of the Company and the other Guarantors to the Holders or the Trustee hereunder or under the Notes, including, without limitation, the payment of fees, expenses, indemnification or other amounts.

In case of the failure of the Company punctually to make any such principal or interest payment or the failure of the Company or any other Guarantor to pay any such other Obligation, each Guarantor agrees to cause any such payment to be made punctually when due, whether at stated maturity, upon acceleration, redemption or otherwise, and as if such payment were made by the Company and to perform any such other Obligation of the Company immediately. Each Guarantor further agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under these Guarantees. The Guarantees under this Article X are guarantees of payment and not of collection.

         (b) Each of the Company and the Guarantors waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company or any other Guarantor, any right to require a proceeding first against the Company or any other Guarantor, protest or notice with respect to the Notes and all demands whatsoever, and covenants that these Guarantees shall not be discharged except by complete performance of the Obligations contained in the Notes and in this Indenture, or as otherwise specifically provided therein or herein.

         (c)      Each Guarantor waives and relinquishes:

                  (i) any right to require the Trustee, the Holders or the Company (each, a "Benefited Party") to proceed against the Company, the Subsidiaries of the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantors;

                  (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

                  (iii) demand, protest and notice of any kind (except as expressly required by this Indenture), including, but not limited to, notice of the existence, creation or incurrence of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantors, the Company, the Subsidiaries of the Company, any Benefited Party, any creditor of the Guarantors, the Company or the Subsidiaries of the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed;

                  (iv) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against the Guarantors for reimbursement;

                  (v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (vi) any defense arising because of a Benefited Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b)(2) of the Bankruptcy Law; and

                  (vii) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Law.

         (d) Each Guarantor further agrees that, as between such Guarantor, on the one hand, and Holders and the Trustee, on the other hand:

                  (i) for purposes of the relevant Guarantee, the maturity of the Obligations Guaranteed by such Guarantee may be accelerated as provided in Article VI, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and

                  (ii) in the event of any acceleration of such Obligations (whether or not due and payable) such Obligations shall forthwith become due and payable by such Guarantor for purposes of such Guarantee.

         (e) The Guarantees shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal of or interest on any of the Notes is rescinded or must otherwise be returned by the Holders or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or any of the Guarantors, all as though such payment had not been made.

         (f) Each Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of the Guarantees or this Indenture; provided, however, that a Guarantor shall not be entitled to enforce or to receive any payments until the principal of and interest on all Notes issued hereunder shall have been paid in full.

         SECTION 10.02.  Obligations of Guarantors Unconditional.

         Each Guarantor agrees that its Obligations hereunder shall be Guarantees of payment and shall be unconditional, irrespective of and unaffected by the validity, regularity or enforceability of the Notes or this Indenture, or of any amendment thereto or hereto, the absence of any action to enforce the same, the waiver or consent by any Holder or by the Trustee with respect to any provisions thereof or of this Indenture, the entry of any judgment against the Company or any other Guarantor or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         SECTION 10.03.  Limitation on Guarantors' Liability.

         Each Guarantor, and by its acceptance hereof each Holder, confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor irrevocably agree that the Obligations of such Guarantor under this Article X shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Article X, result in the Obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance under applicable federal or state law.

         SECTION 10.04.  Releases of Guarantees.

         (a) If the Notes of any tranche are defeased in accordance with the terms of Article VIII of this Indenture, then each Guarantor shall be deemed to have been released from and discharged of its obligations under its Guarantee as provided in Article VIII hereof in respect of such Notes, subject to the conditions stated therein.

         (b) In the event an entity that is a Guarantor ceases to be a guarantor under the Principal Credit Facilities, such entity shall also cease to be a Guarantor, whether or not a Default or an Event of Default is then outstanding. In connection with any Guarantor ceasing to be a Guarantor hereunder, the Company shall deliver to the Trustee an Officers' Certificate certifying that a Guarantor has ceased to be a guarantor under the Principal Credit Facilities (or will cease to be a guarantor concurrently with it ceasing to be a Guarantor). Upon delivery to the Trustee of such Officers' Certificate, upon the request of the Company, the Trustee shall execute proper documents acknowledging the release of such Guarantor from its obligations under the Indenture and the Notes, effective upon the Guarantor ceasing to be a guarantor under the Principal Credit Facilities.

         (c) Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of the Company, such Guarantor and any other Guarantor under this Indenture as provided in this Article X.

         SECTION 10.05.  Application of Certain Terms and Provisions to
Guarantors.

         (a) For purposes of any provision of this Indenture which provides for the delivery by any Guarantor of an Officers' Certificate or an Opinion of Counsel or both, the definitions of such terms in Section 1.01 hereof shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

         (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor shall be sufficient if evidenced by a written order of the Guarantor signed by one Officer of such Guarantor.

         (c) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on any Guarantor may be given or served as described in Section 11.02 hereof.

         (d) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 7.02 hereof as if all references therein to the Company were references to such Guarantor.

         SECTION 10.06.  Additional Guarantors.

         The Company shall cause each subsidiary of the Company that becomes a guarantor under the Principal Credit Facilities (including any subsidiary that may have been formerly released as a Guarantor pursuant to Section 10.04), after the Issue Date, to execute and deliver to the Trustee, promptly upon any such formation or acquisition:

                  (i) a supplemental indenture in form and substance satisfactory to the Trustee which subjects such subsidiary to the provisions of this Indenture as a Guarantor, and

                  (ii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such subsidiary and constitutes the legally valid and binding obligation of such subsidiary (subject to exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles and other customary exceptions as may be acceptable to the Trustee in its discretion).


                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01.  Trust Indenture Act Controls.

         This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

         SECTION 11.02.  Notices.

         Any notice or communication to the Company, the Guarantors or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the address set forth below:

         If to the Company or any Guarantor, addressed to the Company or such
Guarantor:

                  Lear Corporation
                  21557 Telegraph Road
                  Southfield, Michigan 48086-5008
                  Attention:  Chief Financial Officer

         with a copy to:

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attention:  John L. MacCarthy, Esq.

         If to the Trustee:
                  The Bank of New York
                  101 Barclay Street
                  21st Floor
                  New York, New York  10286
                  Attention:  Corporate Trust Administration

The Company, the Guarantors or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

         If the Company or any Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

         SECTION 11.03.  Communication by Holders with Other Holders.

         Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Notes, the Guarantees or this Indenture. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.


         SECTION 11.04.  Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (i) an Officers' Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

         SECTION 11.05.  Statements Required in Certificate or Opinion.

         Each certificate (other than certificates provided pursuant to Section
4.04 hereof) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificate of public officials.

         SECTION 11.06.  Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or for a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 11.07.  Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York are not required or authorized to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.08.  Duplicate Originals.

         The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         SECTION 11.09.  GOVERNING LAW.

         THIS INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 11.10.  No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 11.11.  Successors.

         All agreements of the Company under the Notes and this Indenture and of the Guarantors under the Guarantees and this Indenture shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 11.12.  Severability.

         In case any provision in the Notes or in the Guarantees or in this Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.13.  Counterpart Originals.

         This Indenture may be signed in one or more counterparts. Each signed copy shall be an original, but all of them together represent the same agreement.


                              LEAR CORPORATION


                              By:    /s/ Joseph F. McCarthy
                                     -----------------------------------------
                              Name:  Joseph F. McCarthy
                              Title: Vice President, General Counsel and
                                     Secretary

                              Dated: May 18, 1999


                              LEAR OPERATIONS CORPORATION


                              By:    /s/ Joseph F. McCarthy
                                     -----------------------------------------
                              Name:  Joseph F. McCarthy
                              Title: Vice President, Secretary and
                                     General Counsel

                              Dated: May 18, 1999


                              LEAR CORPORATION AUTOMOTIVE HOLDINGS


                              By:    /s/ Joseph F. McCarthy
                                     -----------------------------------------
                              Name:  Joseph F. McCarthy
                              Title: Vice President and Secretary

                              Dated: May 18, 1999



                              THE BANK OF NEW YORK, as Trustee


                              By:    /s/ Remo Reale
                                     -----------------------------------------
                              Name:  Remo Reale
                              Title:

                              Dated: May 18, 1999

                                                                       EXHIBIT A

                               [Form of 2005 Note]


                                 [FACE OF NOTE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO LEAR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO LEAR CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY(THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE


--------
         (1) This legend should be included only if the Note is issued in global form.

OR A SUCCESSOR TRUSTEE, AS APPLICABLE), AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO LEAR CORPORATION THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.(2)




------------
    (2) This legend should be included only as set forth in Section 2.02(a) of the Indenture.

                                LEAR CORPORATION

                     7.96% [Series B]3 Senior Note due 2005

                                                               CUSIP
No.                                                                   $



         LEAR CORPORATION, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value
received, promises to pay to                               , or its registered
assigns, the principal sum of                       U.S. Dollars ($          )
on May 15, 2005.

         Interest Payment Dates: May 15 and November 15, commencing November 15, 1999

         Regular Record Dates:  May 1 and November 1

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


------------
    (3)  Include only for the Exchange Notes.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed manually or by facsimile by its duly authorized officers.


Dated:                                      LEAR CORPORATION


                                            By:
                                                -----------------------------
                                                Name:
                                                Title:


                                            By:
                                                -----------------------------
                                                Name:
                                                Title:




Trustee's Certificate of Authentication

This is one of the 7.96% Senior Notes due 2005 referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee

By:
    -----------------------------
    Authorized Signatory


Date:

                             [REVERSE SIDE OF NOTE]

                                LEAR CORPORATION

                     7.96% [Series B]4 Senior Note due 2005

         Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.       Principal and Interest.

         Lear Corporation, a Delaware corporation (the "Company") promises to pay interest on the principal amount of this Note at a rate of 7.96% per annum from the date of issuance until repayment at maturity or redemption. The Company will pay interest semiannually on May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing November 15, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand, to the extent permitted by law, at the rate borne by this Note; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent permitted by law.

         In accordance with the terms of the Registration Rights Agreement dated May 18, 1999 among the Company, the Guarantors and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., NationsBanc Montgomery Securities LLC, Scotia Capital Markets (USA) Inc. and TD Securities (USA) Inc., the annual interest rate borne by the Initial Notes shall be increased by 0.25% from the rate shown above ("Additional Interest") on (A) September 16, 1999 if neither an exchange offer registration statement (the "Exchange Offer Registration Statement") nor shelf registration statement (the "Shelf Registration Statement") is filed prior to or on September 15, 1999, (B) December 15, 1999 if neither the Exchange Offer Registration Statement nor Shelf Registration Statement is declared effective by the Securities and Exchange Commission prior to or on December 14, 1999, (C) the 31st Business Day after the date on which the Exchange Offer Registration Statement was declared effective if the Company has not exchanged Exchange Notes for all Initial Notes validly tendered in accordance with the terms of an exchange offer (the "Exchange Offer") prior to or on 30 Business days after such effective the date, or (D) if applicable, the day the Shelf Registration Statement ceases to be effective if the


---------------
    (4) Include only for the Exchange Notes.

Shelf Registration Statement has been declared effective but then ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k). Any amount of Additional Interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date (1) the Exchange Offer Registration Statement or Shelf Registration Statement is filed, in the case of (A) above, (2) the Exchange Offer Registration Statement or Shelf Registration Statement is declared effective, in the case of (B) above, and (3) the Exchange Notes are exchanged for all Initial Notes validly tendered in accordance with the terms of the Exchange Offer, in the case of (C) above, or (4) the Shelf Registration Statement which had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) is declared effective, in the case of (D) above. The Holder of this
Note is entitled to the benefits of such Registration Rights Agreement. References herein to interest include any Additional Interest.

         Notwithstanding any other provision of the Indenture or this Note: (i) accrued and unpaid interest on the Initial Notes being exchanged in the Exchange Offer shall be due and payable on the next Interest Payment Date for the Exchange Notes following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Notes issued in respect of the Initial Notes being exchanged, (ii) interest on the Initial Notes being exchanged in the Exchange Offer shall cease to accrue on the date of completion of the Exchange Offer and interest on the Exchange Notes to be issued in the Exchange Offer shall accrue from the date of completion of the Exchange Offer and (iii) the Exchange Notes shall have no provisions for Additional Interest.

2.       Method of Payment.

         The Company will pay interest on the principal amount of the Notes as provided above on each Interest Payment Date, commencing November 15, 1999, to the persons which are Holders (as reflected in the Register at the close of business on the May 1 or November 1 immediately preceding the Interest Payment
Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after May 15, 2005.

         The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

         Principal of, and premium, if any, and interest on, Physical Notes will be payable, and Physical Notes may be presented for registration of transfer or exchange, at the office or agency of the Company maintained for such purpose. Principal of, and premium, if any, and interest on, Global Notes will be payable by the Company through the Trustee to the Depositary in immediately available funds. Holders of Physical Notes will be entitled to receive interest payments by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. If wire instructions have not been received by the Trustee with respect to any Holder of a Physical Note, payment of interest may be made by check in immediately available funds mailed to such Holder at the address set forth upon the Register maintained by the Registrar.

3.       Paying Agent and Registrar.

         Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and the Registrar. The Company may change the Paying Agent or transfer agent without notice to any Holder. The Company, any Subsidiary of the Company or any Affiliate of any of them may act as a Paying Agent or a transfer agent, subject to certain limitations.

4.       Indenture.

         The Company issued the Notes under an Indenture dated as of May 15, 1999 (the "Indenture"), among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

5.       Guarantees.

         The Notes are guaranteed by the Guarantors, subject to the release of such guarantees under certain circumstances, as provided in the Indenture.

6.       Optional Redemption.

         The Notes will be redeemable, in whole or in part, upon not less than 30 nor more than 60 days' notice, at any time at the option of the Company, at the Redemption Price equal to the greater of: (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and unpaid interest on the Notes being redeemed from the Redemption Date to the maturity date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus in each case any interest accrued but not paid to the Redemption Date.

         Notes in original denominations larger than $1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.

7.       Mandatory Redemption

         The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

8.       Denominations; Transfer; Exchange.

         The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period beginning at the opening of business 15 Business Days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection.

9.       Persons Deemed Owners.

         The registered Holder of a Note shall be treated as its owner for all purposes.

10.      Unclaimed Money.

         If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

11.      Discharge Prior to Redemption or Maturity.

         Subject to certain conditions contained in the Indenture, at any time some or all of the obligations under the Notes, the Guarantees and the Indenture may be terminated if the Company deposits with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, the Notes to redemption or stated maturity, as the case may be.

12.      Amendment; Supplement; Waiver.

         Subject to certain exceptions, the Indenture, the Notes and the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing Default or Event of Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

13.      Restrictive Covenants.

         The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to create liens and engage in sale and lease-back transactions. In addition, the Indenture imposes certain limitations on the ability of the Company to engage in mergers and consolidations or transfers of all or substantially all of its assets. The Indenture requires the Company to deliver to the Trustee an Officers' Certificate within 120 days after the end of each fiscal year stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

14.      Defaults and Remedies.

         The Indenture provides that each of the following events constitutes an Event of Default with respect to this Note: (i) failure to pay principal of any Note when it becomes due and payable at stated maturity, upon acceleration, redemption or otherwise; (ii) failure to pay interest on any Note when it becomes due and payable and such Default continues for a period of 30 days;
(iii) failure to comply with any of the other agreements or covenants under the Indenture, which failure is not cured within 30 days after notice is given as specified in the Indenture; (iv) any Guarantee ceases to be in full force and effect or any Guarantor denies or disaffirms its obligations under its Guarantee, except, in each case, in connection with a release of a Guarantee in accordance with the terms of this Indenture; (v) the nonpayment at maturity or other default (beyond any applicable grace period) under any agreement or instrument relating to any other Indebtedness of the Company or any of its Subsidiaries (the unpaid principal amount of which is not less than $40 million), which default results in the acceleration of the maturity of such Indebtedness prior to its stated maturity or occurs at the final maturity thereof; (vi) the entry of any final judgment or orders against the Company or any of its Subsidiaries in excess of $40 million individually or in the aggregate (not covered by insurance) that is not paid, discharged or otherwise stayed (by appeal or otherwise) within 60 days after the entry of such judgments or orders; and (vii) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary.

         If an Event of Default occurs and is continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

15.      Trustee Dealings with the Company.

         The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

16.      No Recourse Against Others.

         A director, officer, employee, agent, manager, controlling person, stockholder, incorporator or other Affiliate of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

17.      Authentication.

         This Note shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Note.

18.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

19.      Additional Rights of Holders of Transfer Restricted Securities.

         In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

20.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.



21.      GOVERNING LAW.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22.      Successor Corporation.

         In the event a successor corporation assumes all the obligations of the Company under the Notes and the Indenture, pursuant to the terms thereof, the Company will be released from all such obligations.

                                  ASSIGNMENT FORM


         To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to:


--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Dated:          Your Name:
      --------            ------------------------------------------------------
                (Print your name exactly as it appears on the face of this Note)

                Your Signature:
                               -------------------------------------------------
                (Sign exactly as your name appears on the face of this Note)

                Signature Guarantee*:
                                     -------------------------------------------








         * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

           [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL NOTES OTHER
            THAN EXCHANGE NOTES, REGULATION S PERMANENT GLOBAL NOTES
                   AND UNLEGENDED REGULATION S PHYSICAL NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.09 of the Indenture shall have been satisfied.


Date:                                                ---------------------------
     ------------                                    NOTICE: The signature to
                                                     this assignment must
                                                     correspond with the name as
                                                     written upon the face of
                                                     the within-mentioned
                                                     instrument in every
                                                     particular, without
                                                     alteration or any change
                                                     whatsoever.


                                                     Signature Guarantee:


                                                     ---------------------------

                                                     Signature must be
                                                     guaranteed by a participant
                                                     in a recognized signature
                                                     guaranty medallion program
                                                     or other signature
                                                     guarantor acceptable to the
                                                     Trustee.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:                           -----------------------------------------
       ---------------------     NOTICE:  To be executed by an executive officer

                    SCHEDULE OF EXCHANGES OF DEFINITIVE NOTE(5)


                  The following exchanges of a part of this Global Note for Physical Notes have been made:



                                                                        Principal Amount of this     Signature of
                         Amount of decrease in   Amount of increase in        Global Note        authorized officer of
                          Principal Amount of     Principal Amount of   following such decrease     Trustee or Note
   Date of Exchange        this Global Note        this Global Note          (or increase)             Custodian
   ----------------        ----------------        ----------------          -------------             ---------





-------------
   (5) This schedule should be included only if the Note is issued in global form.

                                                                       EXHIBIT B

                               [Form of 2009 Note]


                                 [FACE OF NOTE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO LEAR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO LEAR CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A




--------------
         (1) This legend should be included only if the Note is issued in global form.

SUCCESSOR TRUSTEE, AS APPLICABLE), AND, IF SUCH TRANSFER IS IN RESPECT OF
AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO LEAR CORPORATION THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.(2)

--------------
         (2) This legend should be included only as set forth in Section 2.02(a) of the Indenture.

                                LEAR CORPORATION

                    8.11% [Series B](3) Senior Note due 2009

                                                                CUSIP

No.                                                                  $



         LEAR CORPORATION, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value
received, promises to pay to                      , or its registered assigns,
the principal sum of          U.S. Dollars ($                 ) on May 15, 2009.

         Interest Payment Dates: May 15 and November 15, commencing November 15, 1999

         Regular Record Dates:  May 1 and November 1

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


--------------
         (3)  Include only for the Exchange Notes.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed manually or by facsimile by its duly authorized officers.


Dated:                              LEAR CORPORATION


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       --------------------------------------
                                        Name:
                                        Title:



Trustee's Certificate of Authentication

This is one of the 8.11% Senior Notes due 2009 referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee

By:
   ----------------------------------------------
                 Authorized Signatory


Date:

                             [REVERSE SIDE OF NOTE]

                                LEAR CORPORATION

                     8.11% [Series B](4) Senior Note due 2009

         Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.       Principal and Interest.

         Lear Corporation, a Delaware corporation (the "Company") promises to pay interest on the principal amount of this Note at a rate of 8.11% per annum from the date of issuance until repayment at maturity or redemption. The Company will pay interest semiannually on May 15 and November 15 of each year (each, an "Interest payment Date"), commencing November 15, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand, to the extent permitted by law, at the rate borne by this Note; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent permitted by law.

         In accordance with the terms of the Registration Rights Agreement dated May 18, 1999 among the Company, the Guarantors and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., NationsBanc Montgomery Securities LLC, Scotia Capital Markets (USA) Inc. and TD Securities (USA) Inc., the annual interest rate borne by the Initial Notes shall be increased by 0.25% from the rate shown above ("Additional Interest") on (A) September 16, 1999 if neither an exchange offer registration statement (the "Exchange Offer Registration Statement") nor shelf registration statement (the "Shelf Registration Statement") is filed prior to or on September 15, 1999, (B) December 15, 1999 if neither the Exchange Offer Registration Statement nor Shelf Registration Statement is declared effective by the Securities and Exchange Commission prior to or on December 14, 1999, (C) the 31st Business Day after the date on which the Exchange Offer Registration Statement was declared effective if the Company has not exchanged Exchange Notes for all Initial Notes validly tendered in accordance with the terms of an exchange offer (the "Exchange Offer") prior to or on 30 days after such effective the date, or (D) if applicable, the day the Shelf Registration Statement ceases to be effective if the Shelf


--------------
         (4)  Include only for the Exchange Notes.

Registration Statement has been declared effective but then ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k). Any amount of Additional Interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date (1) the Exchange Offer Registration Statement or Shelf Registration Statement is filed, in the case of (A) above, (2) the Exchange Offer Registration Statement or Shelf Registration Statement is declared effective, in the case of (B) above, and (3) the Exchange Notes are exchanged for all Initial Notes validly tendered in accordance with the terms of the Exchange Offer, in the case of (C) above, or (4) the Shelf Registration Statement which had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) is declared effective, in the case of (D) above. References herein to interest include any Additional Interest. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

         Notwithstanding any other provision of the Indenture or this Note: (i) accrued and unpaid interest on the Initial Notes being exchanged in the Exchange Offer shall be due and payable on the next Interest Payment Date for the Exchange Notes following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Notes issued in respect of the Initial Notes being exchanged, (ii) interest on the Initial Notes being exchanged in the Exchange Offer shall cease to accrue on the date of completion of the Exchange Offer and interest on the Exchange Notes to be issued in the Exchange Offer shall accrue from the date of completion of the Exchange Offer and (iii) the Exchange Notes shall have no provisions for Additional Interest".

2.       Method of Payment.

         The Company will pay interest on the principal amount of the Notes as provided above on each Interest Payment Date, commencing November 15, 1999, to the persons which are Holders (as reflected in the Register at the close of business on the May 1 or November 1 immediately preceding the Interest Payment
Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after May 15, 2009.

         The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

         Principal of, and premium, if any, and interest on, Physical Notes will be payable, and Physical Notes may be presented for registration of transfer or exchange, at the office or agency of the Company maintained for such purpose. Principal of, and premium, if any, and interest on, Global Notes will be payable by the Company through the Trustee to the Depositary in immediately available funds. Holders of Physical Notes will be entitled to receive interest payments by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. If wire instructions have not been received by the Trustee with respect to any Holder of a Physical Note, payment of interest may be made by check in immediately available funds mailed to such Holder at the address set forth upon the Register maintained by the Registrar.

3.       Paying Agent and Registrar.

         Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and the Registrar. The Company may change the Paying Agent or transfer agent without notice to any Holder. The Company, any Subsidiary of the Company or any Affiliate of any of them may act as a Paying Agent or a transfer agent, subject to certain limitations.

4.       Indenture.

         The Company issued the Notes under an Indenture dated as of May 15, 1999 (the "Indenture"), among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

5.       Guarantees.

         The Notes are guaranteed by the Guarantors, subject to the release of such guarantees under certain circumstances, as provided in the Indenture.

6.       Optional Redemption.

         The Notes will be redeemable, in whole or in part, upon not less than 30 nor more than 60 days' notice, at any time at the option of the Company, at the Redemption Price equal to the greater of: (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and unpaid interest on the Notes being redeemed from the Redemption Date to the maturity date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, any interest accrued but not paid to the Redemption Date.

         Notes in original denominations larger than $1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.

7.       Mandatory Redemption

         The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

8.       Denominations; Transfer; Exchange.

         The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period beginning at the opening of business 15 Business Days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection.

9.       Persons Deemed Owners.

         The registered Holder of a Note shall be treated as its owner for all purposes.

10.      Unclaimed Money.

         If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

11.      Discharge Prior to Redemption or Maturity.

         Subject to certain conditions contained in the Indenture, at any time some or all of the obligations under the Notes, the Guarantees and the Indenture may be terminated if the Company deposits with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, the Notes to redemption or stated maturity, as the case may be.

12.      Amendment; Supplement; Waiver.

         Subject to certain exceptions, the Indenture, the Notes and the Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing Default or Event of Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

13.      Restrictive Covenants.

         The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to create liens and engage in sale and lease-back transactions. In addition, the Indenture imposes certain limitations on the ability of the Company to engage in mergers and consolidations or transfers of all or substantially all of its assets. The Indenture requires the Company to deliver to the Trustee an Officers' Certificate within 120 days after the end of each fiscal year stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

14.      Defaults and Remedies.

         The Indenture provides that each of the following events constitutes an Event of Default with respect to this Note: (i) failure to pay principal of any Note when it becomes due and payable at stated maturity, upon acceleration, redemption or otherwise; (ii) failure to pay interest on any Note when it becomes due and payable and such Default continues for a period of 30 days;
(iii) failure to comply with any of the other agreements or covenants under the Indenture, which failure is not cured within 30 days after notice is given as specified in the Indenture; (iv) any Guarantee ceases to be in full force and effect or any Guarantor denies or disaffirms its obligations under its Guarantee, except, in each case, in connection with a release of a Guarantee in accordance with the terms of this Indenture; (v) the nonpayment at maturity or other default (beyond any applicable grace period) under any agreement or instrument relating to any other Indebtedness of the Company or any of its Subsidiaries (the unpaid principal amount of which is not less than $40 million), which default results in the acceleration of the maturity of such Indebtedness prior to its stated maturity or occurs at the final maturity thereof; (vi) the entry of any final judgment or orders against the Company or any of its Subsidiaries in excess of $40 million individually or in the aggregate (not covered by insurance) that is not paid, discharged or otherwise stayed (by appeal or otherwise) within 60 days after the entry of such judgments or orders; and (vii) certain events of bankruptcy, insolvency or reorganization of the Company "or any Significant Subsidiary.

         If an Event of Default occurs and is continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

15.      Trustee Dealings with the Company.

         The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

16.      No Recourse Against Others.

         A director, officer, employee, agent, manager, controlling person, stockholder, incorporator or other Affiliate of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

17.      Authentication.

         This Note shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Note.

18.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

19.      Additional Rights of Holders of Transfer Restricted Securities.

         In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

20.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.      GOVERNING LAW.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22.      Successor Corporation.

         In the event a successor corporation assumes all the obligations of the Company under the Notes and the Indenture, pursuant to the terms thereof, the Company will be released from all such obligations.

                                 ASSIGNMENT FORM


         To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to:



--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint                                                     to
transfer this Note on the books of the Company. The agent may substitute another to act for him.


Dated:                          Your Name:
       -----------------                  --------------------------------------
                                (Print your name exactly as it appears on the face of this Note)

                                Your Signature:
                                               ---------------------------------
                                (Sign exactly as your name appears on the face of this Note)

                                Signature Guarantee*:
                                                     ---------------------------











         * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

           [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL NOTES OTHER
            THAN EXCHANGE NOTES, REGULATION S PERMANENT GLOBAL NOTES
                   AND UNLEGENDED REGULATION S PHYSICAL NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.09 of the Indenture shall have been satisfied.

Date:
      -------------------                  ------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           within-mentioned instrument in every
                                           particular, without alteration or any
                                           change whatsoever.


                                           Signature Guarantee:



                                           ------------------------------------

                                           Signature must be guaranteed by a
                                           participant in a recognized signature
                                           guaranty medallion program or other
                                           signature guarantor acceptable to the
                                           Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -------------------------         ----------------------------------------
                                        NOTICE:  To be executed by an executive
                                                 officer

                    SCHEDULE OF EXCHANGES OF DEFINITIVE NOTE(5)


         The following exchanges of a part of this Global Note for Physical Notes have been made:


                                                                          Principal Amount of        Signature of
                         Amount of decrease in   Amount of increase in     this Global Note      authorized officer of
                          Principal Amount of     Principal Amount of       following such          Trustee or Note
   Date of Exchange        this Global Note        this Global Note     decrease (or increase)         Custodian
   ----------------        ----------------        ----------------     ----------------------         ---------


--------------

         (5) This schedule should be included only if the Note is issued in global form.

                                                                       EXHIBIT C


                 [Form of Certificate to be Delivered By Holder
                          in Connection with Exchanging
  Regulation S Temporary Global Notes for Regulation S Permanent Global Notes]

                                                                          [Date]

The Bank of New York
101 Barclay Street
21st Floor
New York, New York  10286
Attention:  Corporate Trust Administration

                   Re:      Lear Corporation

Ladies and Gentlemen:

              This letter relates to U.S.$ aggregate principal amount of the Company's [7.96% Senior Notes due 2005] [8.11% Senior Notes due 2009] (the "Notes") represented by a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to Section 2.02(a) of the Indenture dated as of May 15, 1999 (the "Indenture") relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

              You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                Very truly yours,

                                [Name of Holder]


                                By:
                                   -----------------------------------------
                                            Authorized Signature

                                                                       EXHIBIT D



               [Form of Certificate to Be Delivered By Transferee
                         in Connection with Transfers to
           Institutional Accredited Investors Which Are Not Qualified
                             Institutional Buyers]


                                                                          [Date]


The Bank of New York
101 Barclay Street
21st Floor
New York, New York  10286
Attention:  Corporate Trust Administration

                   Re:      Lear Corporation

Ladies and Gentlemen:

              In connection with our proposed purchase of $          aggregate
principal amount of the Company's [7.96% Senior Notes due 2005] [8.11% Senior Notes due 2009] (the "Notes") of Lear Corporation (the "Company"), we confirm that:

              (1) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

              (2) We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

              (3) We are not acquiring the Notes with a view to distribution thereof or with any present intention of offering or selling any Notes, except as permitted below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary will remain at all times within our control.

              (4) We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of May 15, 1999 (the "Indenture") relating to the Notes and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act.

              (5) We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes prior to the expiration of the holding period applicable to sales of the Notes under Rule 144(k) of the Securities Act, we will do so only
         (A) to the Company or any subsidiary thereof, (B) to a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act, (C) to an institutional "accredited investor" (as defined above) that, prior to such transfer, furnishes to you a signed letter substantially in the form of this letter and, if such transfer is in respect of an aggregate principal amount of less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (F) pursuant to a registration statement which has been declared effective under the Securities Act (and continues to be effective at the time of such transfer), and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

              (6) We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will be in certificated form and will bear a legend to the foregoing effect.

                  Each of the Company, the Trustee and the initial purchasers of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT E



               [Form of Certificate to Be Delivered by Transferor
             in Connection with Transfers Pursuant to Regulation S]


                                                                          [Date]

The Bank of New York
101 Barclay Street
21st Floor
New York, New York  10286
Attention:  Corporate Trust Administration

                   Re:      Lear Corporation


Ladies and Gentlemen:

              In connection with our proposed sale of U.S. $          aggregate
principal amount of [7.96% Senior Notes due 2005] [8.11% Senior Notes due 2009] (the "Notes") of Lear Corporation (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act") and, accordingly, we represent that:

              (1) the offer of the Notes was not made to a person in the United States;

              (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

              (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable; and

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

              Each of the Company, the Trustee and the initial purchasers of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act.


                         Very truly yours,


                         By:
                             --------------------------------------------------
                             Name:
                             Title:





                             E-2